Exhibit 10.2

Execution Version

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into this 29th day of August, 2018, by and between Sirius International Insurance Group, Ltd., a Bermuda exempted company limited by shares (the “Issuer”), and [•], a [•] (“Subscriber”).

WHEREAS, the Issuer is party to that certain Agreement and Plan of Merger, dated June 23, 2018, as amended by the First Amendment thereto dated August 29, 2018 (as it may be further amended or supplemented from time to time, the “Merger Agreement”), by and among Easterly Acquisition Corp. (“Easterly”), the Issuer and Sirius Acquisitions Holding Company III, a wholly owned subsidiary of the Issuer (“Merger Sub”), pursuant to which Merger Sub will be merged with and into Easterly, with Easterly surviving the merger as a wholly owned subsidiary of the Issuer, on the terms and subject to the conditions set forth therein (the “Merger”);

WHEREAS, in connection with the Merger, Subscriber desires to subscribe for and purchase from the Issuer up to that number of (i) common shares of the Issuer, par value $0.01 per share (the “Common Shares”), set forth on its signature page hereto (the “Acquired Common Shares”), (ii) Series B preference shares of the Issuer, par value $0.01 per share (the “Preference Shares”), set forth on its signature page hereto (the “Acquired Preference Shares”), and (iii) warrants to purchase Common Shares, each initially exercisable for one Common Share, set forth on its signature page hereto (the “Acquired Warrants” and, collectively with the Acquired Common Shares and Acquired Preference Shares, the  “Acquired Securities”; the Common Shares issuable upon conversion or redemption of the Acquired Preference Shares and exercise of the Acquired Warrants being collectively referred to as the “Underlying Common Shares”); and the Issuer desires to issue and sell to Subscriber the Acquired Securities in consideration of the payment of the Aggregate Purchase Price (as defined below) by or on behalf of Subscriber to the Issuer on or prior to the Closing (as defined below);

WHEREAS, the Acquired Preference Shares shall have the terms and conditions set forth in the form of certificate of designation attached hereto as Annex A (the “Certificate of Designation”);

WHEREAS, the Acquired Warrants shall have the terms and conditions set forth in the form of warrant attached hereto as Annex B (the “Warrant”); and

WHEREAS, as a condition to the Closing, the parties shall enter into the shareholders agreement in the form attached hereto as Annex C (the “Shareholders Agreement”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.                                      Subscription.

(a)                                 Subject to the terms and conditions hereof, Subscriber hereby agrees to subscribe for and purchase, and the Issuer hereby agrees to issue and sell to Subscriber, the Acquired Securities (subject to adjustment as set forth in Section 1(b)) upon the payment of an aggregate amount (the “Aggregate Purchase Price”) equal to the product of (x) the sum of (1) the number of Acquired Common Shares plus (2) the number of Acquired Preference Shares multiplied by (y) (a) 1.05 multiplied by (b) (1) the book value of the Issuer determined based on U.S. generally accepted accounting principles (“GAAP”) on a consolidated basis, as set forth in the final, Issuer board of directors approved, unaudited GAAP consolidated financial statements of the Issuer for the nine months ended September 30, 2018, (A) decreased by $7,000,000, and (B) as adjusted to take into account the effect determined in accordance with GAAP of the redemption of all outstanding Series A preference shares of the Issuer, divided by (2) the sum of (x) the fully diluted number of Common Shares outstanding as of September 30, 2018 and (y) 593,000 Common Shares, in each case determined by the board of directors of the Issuer in good faith, without, for the avoidance of doubt, any post-Closing adjustment that may be required pursuant to Section 2.1(h) of the Merger Agreement (the product of clause (a) and (b), the “Per Share Purchase Price”).

(b)                                 The Issuer may at its option reduce (on a pro rata basis as nearly as practicable) the number of Acquired Common Shares and Acquired Preference Shares (and the Aggregate Purchase Price shall be correspondingly reduced by the number of shares so reduced multiplied by the Per Share Purchase Price); provided, however, that in no event shall the Aggregate Purchase Price be reduced below $[•] and such reduction shall not reduce the amount of Acquired Warrants.

2.                                      Closing.

(a)                                 The closing of the transactions contemplated by this Subscription Agreement (the “Closing”) is contingent upon, and shall occur immediately following, the consummation of the Merger.  Not less than twelve (12) business days prior to the expected closing date of the Merger, the Issuer shall provide written notice to Subscriber (the “Closing Notice”) of such expected closing date and the Issuer’s good faith estimate of the number of Acquired Securities to be purchased by Subscriber at the Closing.  Not less than two (2) business days prior to the closing date of the Merger (such date, which shall be no earlier than the date specified in the Closing Notice, the “Closing Date”), the Issuer shall provide written notice to Subscriber of the Closing Date and the number of Acquired Securities to be purchased by Subscriber at the Closing (which number shall be no greater than the number specified in the Closing Notice). On the Closing Date, the Issuer shall deliver to Subscriber (i) the Acquired Common Shares in book entry form, the Acquired Preference Shares in book entry form and the Warrant representing the Acquired Warrants, in each case free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws, the Certificate of Designation, the Warrant and the Shareholders Agreement), in the name of Subscriber (or its nominee in accordance with its delivery instructions) or a custodian designated by Subscriber, as applicable, and (ii) a copy of the irrevocable instruction letter delivered by the Issuer to the Issuer’s transfer agent (the “Transfer Agent”) directing the Transfer Agent to record Subscriber as the owner of the Acquired Common Shares on and as of the Closing Date.  Upon confirmation of delivery of such irrevocable instruction letter with respect to the Acquired Common Shares, book entry notation with respect to the Acquired Preference Shares and Warrant with respect to the Acquired Warrant Shares, Subscriber shall deliver to the Issuer the Aggregate Purchase Price for the Acquired Securities by wire transfer of U.S. dollars in immediately available funds to the account specified by the Issuer in the Closing Notice.

(b)                                 The Closing shall be subject to the conditions that, on the Closing Date:

(i)                                     the Issuer shall have obtained approval of The Nasdaq Stock Market (“Nasdaq”) to list the Acquired Common Shares and the Underlying Common Shares, subject to official notice of issuance;

(ii)                                  the Issuer shall have executed and delivered the Certificate of Designation and the Warrant;

(iii)                               the Issuer and each of the other parties thereto (other than Subscriber) shall have executed and delivered the Shareholders Agreement;

(iv)                              all representations and warranties of the Issuer and Subscriber contained in this Subscription Agreement shall be true and correct in all material respects (or, to the extent qualified by materiality or a similar qualifier, in all respects) as of the Closing Date (or, if expressly relating to an earlier date, then as of such date), and consummation of the Closing shall constitute a reaffirmation by each of the Issuer and Subscriber of each of the representations, warranties and agreements of each such party contained in this Subscription Agreement as of the Closing Date;

(v)                                 the Issuer shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing;

(vi)                              no governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise preventing or prohibiting consummation of the transactions contemplated hereby, and no governmental authority shall have instituted or threatened a proceeding seeking to impose any such prevention or prohibition;

(vii)                           the Merger Agreement shall not have been amended after the date hereof to adversely affect Subscriber (it being agreed that any amendment not relating to the “Exchange Ratio” therein does not adversely affect subscriber);

(viii)                        the Merger shall have occurred; and

(ix)                              the Issuer’s Series A preference shares shall have been redeemed in full by the Issuer.

(c)                                  At or prior to the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the transactions contemplated by this Subscription Agreement.

(d)                                 Notwithstanding anything in this Subscription Agreement to the contrary, the Issuer shall have no obligation to issue any of the Acquired Securities to any person who is a resident of a jurisdiction in which the issuance of Acquired Securities or Underlying Common

Shares to such person would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction.

3.                                      Issuer Representations and Warranties.  The Issuer represents and warrants as of the date hereof and as of the Closing Date that:

(a)                                 The Issuer has been duly incorporated and is validly existing as an exempted company limited by shares and is in good standing under the laws of Bermuda, with company power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement. Each subsidiary of the Issuer has been duly incorporated or formed and is validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, except as would not reasonably be expected to have a material adverse effect on the business, properties, financial condition, shareholders’ equity or results of operations of the Issuer (a “Material Adverse Effect”).

(b)                                 The Acquired Securities have been duly authorized and, when issued and delivered to Subscriber against full payment for the Acquired Securities in accordance with the terms of this Subscription Agreement and duly registered, the Acquired Securities will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Issuer’s bye-laws or under the laws of Bermuda. The Underlying Common Shares have been duly authorized and reserved for issuance and, when issued and delivered to Subscriber against full payment therefore in accordance with the terms of the Certificate of Designations and the Warrant and duly registered, such Underlying Common Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Issuer’s bye-laws or under the laws of Bermuda.

(c)                                  This Subscription Agreement has been duly authorized, executed and delivered by the Issuer and is enforceable against it in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(d)                                 The execution, delivery and performance of this Subscription Agreement (including compliance by the Issuer with all of the provisions hereof), the issuance and sale of the Acquired Securities and the consummation of the other transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Issuer pursuant to the terms of (i)  any material indenture, mortgage, deed of trust, loan agreement, lease, license or other material agreement or instrument to which the Issuer is a party or by which the Issuer is bound or to which any of the property or assets of the Issuer is subject, or affect the validity of the Acquired Securities or the legal authority of the Issuer to comply in all material respects with the terms of this Subscription Agreement; (ii) the organizational documents of the Issuer; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Issuer or any of its properties.

(e)                                  There are no securities or instruments issued by or to which the Issuer is a party containing anti-dilution or similar provisions that will be triggered by the issuance of (i) the Acquired Securities or the Underlying Common Shares that have not been or will not be validly waived on or prior to the Closing Date.

(f)                                   Other than the Issuer’s outstanding Series A preference shares (which will be redeemed in full prior to the Closing), there are no outstanding Senior Shares or Parity Shares (as such terms are defined in the Certificate of Designation).

(g)                                  The Issuer is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) the organizational documents of the Issuer, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which the Issuer is now a party or by which the Issuer’s properties or assets are bound or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Issuer or any of its properties, except, in the case of clauses (ii) and (iii), for defaults or violations that have not had and would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

(h)                                 The Issuer is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance by the Issuer of this Subscription Agreement (including, without limitation, the issuance of the Acquired Securities or the Underlying Common Shares), other than (i) filings required by the Securities and Exchange Commission (the “Commission”), Nasdaq or the Financial Industry Regulatory Authority, (ii) filings required by applicable state securities or similar laws, (iii) the permissions of the Bermuda Monetary Authority in connection with the exchange control and requisite approvals/notifications required pursuant to the Insurance Act 1978, as amended and (iv) such consents, waivers, authorizations, orders, notices, filings or registrations as would not impair in any material respect the consummation of the transactions contemplated by this Subscription Agreement.

(i)                                     Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 4 of this Subscription Agreement, no registration under the Securities Act of 1933, as amended (the “Securities Act”), is required for the offer and sale of the Acquired Securities by the Issuer to Subscriber.

(j)                                    Neither the Issuer nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) in connection with any offer or sale of the Acquired Securities.

(k)                                 The Issuer has made available to Subscriber (including via the Commission’s EDGAR system) a copy of the preliminary joint proxy statement/prospectus that forms a part of the Issuer’s registration statement on Form S-4 (File No. 333-226620) (the “Proxy Statement/Prospectus”).  When filed, the Proxy Statement/Prospectus did not contain and, when amended, the Proxy Statement/Prospectus will not contain as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Issuer makes no such representation or warranty with respect to any information in the Proxy Statement/Prospectus relating to Easterly, Easterly’s affiliates or the special meeting of Easterly’s stockholders.

(l)                                     Except for such matters as have not had and would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, there is no (i) action, lawsuit, claim, suit, arbitration, hearing, examination or judicial or legal proceeding or investigation, whether civil, criminal or administrative, at law or in equity, or by or before any governmental authority pending, or, to the knowledge of the Issuer, threatened against the Issuer or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against the Issuer.

(m)                             The consolidated financial statements (including the related notes thereto) of the Issuer and its consolidated subsidiaries included in the Proxy Statement/Prospectus present fairly in all material respects the financial position of the entities to which they relate as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods covered thereby, and the supporting schedules present fairly in all material respects the information required to be stated therein.  PricewaterhouseCoopers LLP, who has audited certain financial statements of the Issuer and its subsidiaries as set forth in the Proxy Statement/Prospectus is an independent registered public accounting firm with respect to the Issuer and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(n)                                 Since the date of the most recent balance sheet of the Issuer included in the Proxy Statement/Prospectus (i) there has not been any material change in the share capital or long-term debt of the Issuer or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Issuer on any class of share capital, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, rights, assets, management, financial position, results of operations or prospects of the Issuer and its subsidiaries taken as a whole; (ii) neither the Issuer nor any of its subsidiaries has entered into any transaction or agreement that is material to the Issuer and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Issuer and its subsidiaries taken as a whole; and (iii) neither the Issuer nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Proxy Statement/Prospectus or as contemplated by this Subscription Agreement.

(o)                                 The Issuer is not, and immediately after giving effect to the issuance and sale of the Acquired Securities and the application of the proceeds thereof, will not be, required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(p)                                 Except for placement agent fees payable to Citigroup Global Markets Inc. (“Citi”) and Dowling & Partners Securities, LLC (“D&P” and, together with Citi, in their respective capacities as placement agents with respect to the issuance and sale of the Acquired Securities, the “Placement Agents”) at the Closing, the Issuer has not paid, and is not obligated to pay, any brokerage, finder’s or other fee or commission in connection with its issuance and sale of the Acquired Securities, including, for the avoidance of doubt, any fee or commission payable to any shareholder or affiliate of the Issuer.

(q)                                 The Issuer is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons, the Executive Order 13599 List, the Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, each of which is administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) (collectively, the “OFAC Lists”); (ii) a person with whom a transaction is prohibited by Executive Order 13224, the BSA/Patriot Act, the Trading with the Enemy Act or the foreign asset control regulations of the United States Treasury Department; (iii) owned or controlled by, or acting on behalf of, a person, that is named on an OFAC List or a person under clause (ii); (iv) a person having its principal place of business or the majority of its business operations (measured by revenues) located in any country described in clause (ii); (v) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the United States; (vi) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515; or (vii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank.  If the Issuer is a financial institution subject to the Bank Secrecy Act (31 U.S.C. section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that the Issuer maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act.  To the extent required, the Issuer maintains policies and procedures reasonably designed to ensure compliance with OFAC-administered sanctions programs, including for the screening of its investors against the OFAC Lists.  The Issuer does not and will not, directly or indirectly, do business in or with Cuba or Venezuela, or with any agency or instrumentality of either of them, in each case in violation of U.S. federal law.

(r)                                    The section of the Proxy Statement/Prospectus entitled “Description of Sirius Group Share Capital” accurately sets forth the classes and numbers of equity securities of the Issuer outstanding as of that date.

(s)                                   The Issuer is treated as a corporation for U.S. federal income tax purposes.

4.                                      Subscriber Representations and Warranties.  Subscriber represents and warrants that:

(a)                                 Subscriber has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.

(b)                                 This Subscription Agreement has been duly authorized, executed and delivered by Subscriber.  This Subscription Agreement is enforceable against Subscriber in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(c)                                  The execution, delivery and performance by Subscriber of this Subscription Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber or any of its subsidiaries pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber or any of its subsidiaries is a party or by which Subscriber or any of its subsidiaries is bound or to which any of the property or assets of Subscriber or any of its subsidiaries is subject, which would reasonably be expected to have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of Subscriber and any of its subsidiaries, taken as a whole (a “Subscriber Material Adverse Effect”), or materially affect the legal authority of Subscriber to comply in all material respects with the terms of this Subscription Agreement; (ii) the organizational documents of Subscriber; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of its subsidiaries or any of their respective properties that would reasonably be expected to have a Subscriber Material Adverse Effect or materially affect the legal authority of Subscriber to comply in all material respects with this Subscription Agreement.

(d)                                 Subscriber (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) satisfying the applicable requirements set forth on Schedule A hereto, (ii) is acquiring the Acquired Securities only for its own account and not for the account of others, or if Subscriber is subscribing for the Acquired Securities as a fiduciary or agent for one or more investor accounts, each owner of such account is a qualified institutional buyer and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Acquired Securities with a view to, or for offer or sale in connection with, any distribution of the Acquired Securities or Underlying Common Shares in violation of the Securities Act (and shall provide the requested information on Schedule A hereto following the signature page hereto).  Subscriber is not an entity formed for the specific purpose of acquiring the Acquired Securities.

(e)                                  Subscriber understands that the Acquired Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that neither the Acquired Securities nor the Underlying Common Shares have been registered under the Securities Act.  Subscriber understands that the Acquired Securities and Underlying Common Shares may not be resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Issuer or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, (iii) pursuant to

Rule 144 under the Securities Act, provided that all of the applicable conditions thereof have been met, or (iv) pursuant to another applicable exemption from the registration requirements of the Securities Act, and that any certificates or book-entry records representing the Acquired Securities and Underlying Common Shares shall contain a legend to such effect.  Subscriber acknowledges that the Acquired Securities and Underlying Common Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act.  Subscriber understands and agrees that the Acquired Securities and Underlying Common Shares will be subject to transfer restrictions and, as a result of these transfer restrictions, Subscriber may not be able to readily resell the Acquired Securities or Underlying Common Shares and may be required to bear the financial risk of an investment in the Acquired Securities and Underlying Common Shares for an indefinite period of time.  Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Acquired Securities or Underlying Common Shares.

(f)                                   Subscriber understands and agrees that Subscriber is purchasing the Acquired Securities directly from the Issuer.  Subscriber further acknowledges that there have been no representations, warranties, covenants and agreements made to Subscriber by the Issuer or any of its officers or directors, expressly or by implication, other than those representations, warranties, covenants and agreements expressly included in this Subscription Agreement.

(g)                                  Subscriber represents and warrants that its acquisition and holding of the Acquired Securities and Underlying Common Shares will not constitute or result in a non-exempt prohibited transaction under section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.

(h)                                 In making its decision to purchase the Acquired Securities, Subscriber represents that it has relied solely upon independent investigation made by Subscriber.  Subscriber acknowledges and agrees that Subscriber has received a copy of the Proxy Statement/Prospectus and the exhibits thereto and such other information as Subscriber deems necessary in order to make an investment decision with respect to the Acquired Securities, including with respect to the Issuer, Easterly and the Merger.  Subscriber acknowledges and agrees that the Proxy Statement/Prospectus has not as of the date hereof been reviewed by the Commission and that, in connection with any review by the Commission or any development after the date of filing thereof, the Issuer or Easterly may be required or opt to make changes to the information included therein, which changes may be material.  Subscriber has had the opportunity to retain, at its own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of purchasing and owning the Acquired Securities and Underlying Common Shares.  Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as Subscriber and such Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Acquired Securities.

(i)                                     Subscriber became aware of this placement of the Acquired Securities solely by means of direct contact between Subscriber and the Issuer (or a Placement Agent on behalf of the Issuer), and the Acquired Securities were offered to Subscriber solely by direct contact between

Subscriber and the Issuer.  Subscriber did not become aware of this placement of the Acquired Securities, nor were the Acquired Securities offered to Subscriber, by any other means.  Subscriber acknowledges that the Issuer represents and warrants that the Acquired Securities (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

(j)                                    Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Acquired Securities and Underlying Common Shares.  Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Acquired Securities and Underlying Common Shares, and Subscriber has sought such accounting, legal and tax advice as Subscriber has considered necessary to make an informed investment decision.

(k)                                 Alone, or together with any professional advisor(s), Subscriber represents and acknowledges that Subscriber has adequately analyzed and fully considered the risks of an investment in the Acquired Securities and Underlying Common Shares and determined that the Acquired Securities are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Issuer.  Subscriber acknowledges specifically that a possibility of total loss exists.

(l)                                     Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Acquired Securities or made any findings or determination as to the fairness of this investment.

(m)                             Subscriber represents and warrants that Subscriber is not (i) a person or entity named on the OFAC Lists; (ii) a person with whom a transaction is prohibited by Executive Order 13224, the BSA/Patriort Act, the Trading with the Enemy Act or the foreign asset control regulations of the United States Treasury Department; (iii) owned or controlled by, or acting on behalf of, a person, that is named on an OFAC List or a person under clause (ii); (iv) a person having its principal place of business or the majority of its business operations (measured by revenues) located in any country described in clause (ii); (v) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the United States; (vi) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515; (vii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank or (viii) persons who are the target of financial sanctions listed in the Orders of Council in Schedule 1 to The International Sanctions Regulations 2013 of Bermuda.  Subscriber represents that if it is a financial institution subject to the BSA/PATRIOT Act, that Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act.  Subscriber also represents that, to the extent required, it maintains policies and procedures reasonably designed to ensure compliance with OFAC-administered sanctions programs, including for the screening of its investors against the OFAC Lists.  Subscriber further represents and warrants that, to the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Acquired Securities and Underlying Common Shares were legally derived.

(n)                                 If Subscriber is an employee benefit plan that is subject to Title I of ERISA, a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Code or an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws”), or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”), subject to the fiduciary or prohibited transaction provisions of ERISA or section 4975 of the Code, Subscriber represents and warrants that (i) neither Issuer nor any of its respective affiliates (the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the Acquired Securities and Underlying Common Shares, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Acquired Securities or Underlying Common Shares; and (ii) acknowledges that none of the Transaction Parties is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the Subscriber’s investment in the Acquired Securities or Underlying Common Shares.

(o)                                 Subscriber has, and at the Closing will have, sufficient funds to pay the Aggregate Purchase Price pursuant to Section 2(a).

(p)                                 As of the date hereof, Subscriber does not own, directly or indirectly, any Common Shares or shares of common stock, warrants or units of Easterly.

(q)                                 Subscriber acknowledges that Citi is engaged by an affiliate of the Issuer and Easterly in connection with the Acquisition, served as an underwriter in Easterly’s initial public offering and provided related capital markets, investment banking and financial advisory services to Easterly, and is acting as co-Placement Agent with respect to the placement of Acquired Securities pursuant to this Subscription Agreement, for which Citi will receive customary compensation (including placement agent fees and a deferred underwriting discount) and (ii) waives any conflict of interest with respect to Citi serving in those roles on behalf of the Issuer, an affiliate of the Issuer and Easterly.

(r)                                    Subscriber acknowledges that the Issuer and its counsel, Sidley Austin LLP (“Sidley”), represent the interests of the Issuer and not those of Subscriber in any agreement (including this Subscription Agreement) to which the Issuer is a party.  Subscriber acknowledges that, while Sidley has confirmed that it does not represent Subscriber in connection with the subject matter of this Subscription Agreement, it may represent Subscriber (or its affiliates) in unrelated matters.

5.                                      Registration Rights.  The parties hereto and any other holder of Acquired Common Shares, Acquired Warrants, Acquired Preference Shares and Underlying Common Shares who agrees in writing to become bound by this Agreement, and each of their respective successors and permitted assignees, are collectively referred to herein as the “Shareholders” and each individually as a “Shareholder.”

(a)                                 The Issuer agrees that, within thirty (30) calendar days after the consummation of the Merger (the “Filing Date”), the Issuer will file with the Commission (at the Issuer’s sole cost and expense) a registration statement registering the resale of the Acquired Common Shares, the Underlying Common Shares, the Acquired Preference Shares and the Acquired Warrants (the “Registration Statement”), and the Issuer shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the ninetieth (90th) calendar day (or one hundred twentieth (120th) calendar day if the Commission notifies the Issuer that it will “review” the Registration Statement) following the Closing and (ii) the tenth (10th) business day after the date the Issuer is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Date”); provided, however, that the Issuer’s obligations to include the Acquired Common Shares, Acquired Warrants, Acquired Preference Shares and Underlying Common Shares in the Registration Statement are contingent upon the Shareholder furnishing in writing to the Issuer such information regarding the Shareholder, the securities of the Issuer held by the Shareholder and the intended method of disposition of the Acquired Common Shares, Acquired Warrants, Acquired Preference Shares and Underlying Common Shares as shall be reasonably requested by the Issuer to effect the registration of the Acquired Common Shares, Acquired Warrants, Acquired Preference Shares and Underlying Common Shares, and the Shareholder shall execute such documents in connection with such registration as the Issuer may reasonably request that are customary of a selling stockholder in similar situations, including providing that the Issuer shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement during any customary blackout or similar period or as permitted hereunder. For purposes of clarification, any failure by the Issuer to file the Registration Statement by the Filing Date or to effect such Registration Statement by the Effectiveness Date shall not otherwise relieve the Issuer of its obligations to file or effect the Registration Statement as set forth above in this Section 5.

(b)                                 The Issuer further agrees that, in the event that (i) the Registration Statement has not been declared effective by the Commission by the Effectiveness Date, (ii) after such Registration Statement is declared effective by the Commission, (A) such Registration Statement ceases for any reason (including by reason of a stop order, or the Issuer’s failure to update the Registration Statement), to remain continuously effective as to all Acquired Common Shares and Underlying Common Shares for which it is required to be effective or (B) the Shareholder is not permitted to utilize the Registration Statement to resell the Acquired Common Shares, Acquired Warrants, Acquired Preference Shares or Underlying Common Shares (in each case of (A) and (B), (x) other than within the time period(s) permitted by this Subscription Agreement and (y) excluding by reason of a post-effective amendment required in connection with the Issuer’s filing of an amendment thereto (a “Special Grace Period”) (which Special Grace Period shall not be treated as a Registration Default (as defined below)), or (iii) after the date six (6) months following the Closing Date, and only in the event the Registration Statement is not effective or available to sell all Acquired Common Shares, Acquired Warrants, Acquired Preference Shares and Underlying Common Shares, the Issuer fails to file with the Commission any required reports under Section 13 or 15(d) of the Exchange Act such that it is not in compliance with Rule

144(c)(1) (or Rule 144(i)(2), if applicable), as a result of which the Shareholders who are not affiliates of the Issuer are unable to sell the Acquired Common Shares and Underlying Common Shares without restriction under Rule 144 (or any successor thereto) (each such event referred to in clauses (i) through (iii), a “Registration Default” and, for purposes of such clauses, the date on which such Registration Default occurs, a “Default Date”), then in addition to any other rights the Shareholder may have hereunder or under applicable law, on each such Default Date and on each monthly anniversary of each such Default Date (if the applicable Registration Default shall not have been cured by such date) until the applicable Registration Default is cured, the Issuer shall pay to each Shareholder an amount in cash, as partial liquidated damages and not as a penalty (“Liquidated Damages”), equal to 0.5% of the Aggregate Purchase Price paid by Subscriber pursuant to this Subscription Agreement for any Acquired Common Shares, Acquired Warrants, Acquired Preference Shares or Underlying Common Shares held by the Shareholder on the Default Date; provided, however, that if the Shareholder fails to provide the Issuer with any information requested by the Issuer that is required to be provided in such Registration Statement with respect to the Shareholder as set forth herein, then, for purposes of this Section 5, the Filing Date or Effectiveness Date, as applicable, for a Registration Statement with respect to the Shareholder shall be extended until two (2) business days following the date of receipt by the Issuer of such required information from the Shareholder; and in no event shall the Issuer be required hereunder to pay to the Shareholder pursuant to this Subscription Agreement an aggregate amount that exceeds 5.0% of the Aggregate Purchase Price paid by Subscriber for its Acquired Securities. The Liquidated Damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of a Registration Default, except in the case of the first Default Date. The Issuer shall deliver the cash payment to the Shareholder with respect to any Liquidated Damages by the fifth (5th) business day after the date payable. If the Issuer fails to pay said cash payment to the Shareholder in full by the fifth (5th) business day after the date payable, the Issuer will pay interest thereon at a rate of 5.0% per annum (or if such amount is not permitted under applicable law, such lesser maximum amount that is permitted to be paid by applicable law, and calculated on the basis of a year consisting of 360 days) to such Shareholder, accruing daily from the date such Liquidated Damages are due until such amounts, plus all such interest thereon, are paid in full. Notwithstanding the foregoing, nothing shall preclude any Shareholder from pursuing or obtaining any available remedies at law, specific performance or other equitable relief with respect to this Section 5 in accordance with applicable law. The parties agree that notwithstanding anything to the contrary herein, no Liquidated Damages shall be payable to the Shareholder with respect to any period during which all of such Shareholder’s Acquired Common Shares, Acquired Warrants, Acquired Preference Shares and Underlying Common Shares may be sold by the Shareholder without volume or manner of sale restrictions under Rule 144 and the Issuer is in compliance with the current public information requirements under Rule 144(c)(1) (or Rule 144(i)(2), if applicable).

(c)                                  Shelf Underwritten Offering Take-Down.  At any time within thirty (30) business after the date of a Mandatory Conversion Event as defined in the Certificate of Designation relating to the Preference Shares, any Shareholder or Shareholders may deliver a notice to the Issuer (a “Take-Down Notice”) stating that it intends to effect an underwritten offering of all or part of its or their Acquired Common Shares and Underlying Common Shares (together, “Registrable Securities”) included on the Registration Statement (a “Shelf Underwritten Offering”); provided that the Shareholders in the aggregate may deliver only one such Take-Down Notice.  Upon the Issuer’s receipt of a Take-Down Notice, the Issuer shall promptly deliver such Take-Down Notice to all other Shareholders included on the Registration Statement and permit each Shareholder to include its Registrable Securities in the Shelf Underwritten Offering if such Shareholder notifies the Issuer within five (5) business days after delivery of the Take-Down Notice to such Shareholder.  CMIG International Holding Pte. Ltd. (“CMIG International”) shall select the investment banking firm or firms to act as the underwriter or underwriters in connection with the Shelf Underwritten Offering.

(d)                                 Priority on Shelf Underwritten Offerings.  If the managing underwriter of the Shelf Underwritten Offering advises the Issuer and such Shareholders in writing (with a copy to each other person requesting to participate in such Shelf Underwritten Offering) that in its opinion the number of Common Shares which such Shareholders desire to sell, taken together with any registrable securities requested to be included in such Shelf Underwritten Offering by other persons with contractual rights to participate in such Shelf Underwritten Offering, exceeds the maximum number of securities which can be sold in such offering without materially and adversely affecting the marketability of such offering (the “Maximum Number of Securities”), the Issuer will include in such Shelf Underwritten Offering Common Shares pro rata based on the respective number of Registrable Securities and Common Shares held by such Shareholders and other persons and the aggregate number of Registrable Securities and Common Shares requested be included in such Shelf Underwritten Offering by such Shareholders and other persons, up to the Maximum Number of Securities.

(e)                                  In the case of the registration, qualification, exemption or compliance effected by the Issuer pursuant to this Subscription Agreement, the Issuer shall, upon reasonable request, inform the Shareholders as to the status of such registration, qualification, exemption and compliance. The Issuer shall:

(i)                                     except for such times as the Issuer is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Issuer determines to obtain, continuously effective with respect to the Shareholders, and to keep the Registration Statement free of any material misstatements or omissions, until the earlier of the following: (i) the Shareholders cease to hold any Acquired Common Shares, Underlying Common Shares, Acquired Warrants or Acquired Preference Shares or (ii)  the date all Acquired Common Shares, Underlying Common Shares, Acquired Warrants and Acquired Preference Shares held by the Shareholders may be sold without restriction under Rule 144, including without limitation, any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 and without the requirement for the Issuer to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable). The period of time during which the Issuer is required hereunder to keep a Registration Statement effective is referred to herein as the “Registration Period”;

(ii)                                  advise the Shareholder within five (5) business days:

(1)                                 when a Registration Statement or any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

(2)                                 of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

(3)                                 of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;

(4)                                 of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Acquired Common Shares, Acquired Warrants, Acquired Preference Shares or Underlying Common Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(5)                                 subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

Notwithstanding anything to the contrary set forth herein, the Issuer shall not, when so advising the Shareholders of such events, provide the Shareholders with any material, nonpublic information regarding the Issuer other than to the extent that providing notice to the Shareholders of the occurrence of the events listed in (1) through (5) above constitutes material, nonpublic information regarding the Issuer;

(iii)                               use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

(iv)                              upon the occurrence of any event contemplated above, except for such times as the Issuer is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, the Issuer shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to the Shareholders, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (and each Shareholder hereby agrees that (i) it will immediately discontinue offers and sales of the Acquired Common Shares, Acquired Warrants, Acquired Preference Shares and Underlying Common Shares under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until such Shareholders receive copies of a supplemental or amended prospectus that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Issuer that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Issuer unless otherwise required by law or subpoena); and

(v)                                 use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Acquired Common Shares, Acquired Warrants, Acquired Preference Shares and Underlying Common Shares contemplated hereby and to enable the Shareholders to sell the Acquired Common Shares and Underlying Common Shares under Rule 144.

(f)                                   Notwithstanding anything to the contrary in this Subscription Agreement, the Issuer shall be entitled to delay or postpone the effectiveness of the Registration Statement, and from time to time to require the Shareholder not to sell under the Registration Statement or to suspend the effectiveness thereof (including in connection with a Shelf Underwritten Offering), if the negotiation or consummation of a transaction by the Issuer or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event the Issuer’s board of directors reasonably believes, upon the advice of legal counsel, would require additional disclosure by the Issuer in the Registration Statement of material information that the Issuer has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Issuer’s board of directors, upon the advice of legal counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements (each such circumstance, a “Suspension Event”); provided, however, that the Issuer may not delay or suspend the Registration Statement on more than two occasions or for more than sixty (60) consecutive calendar days, or more than ninety (90) total calendar days, in each case during any twelve-month period. Upon receipt of any written notice from the Issuer of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, each of the Shareholders agrees that (i) it will immediately discontinue offers and sales of the Acquired Common Shares, Acquired Warrants, Acquired Preference Shares and Underlying Common Shares under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until such Shareholders receive copies of a supplemental or amended prospectus that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Issuer that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Issuer unless otherwise required by law or subpoena. If so directed by the Issuer, each such Shareholder will deliver to the Issuer or, in such Shareholder’s sole discretion destroy, all copies of the prospectus covering the Acquired Common Shares, Acquired Warrants, Acquired Preference Shares and Underlying Common Shares in each such Shareholder’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Acquired Common Shares, Acquired Warrants, Acquired Preference Shares and Underlying Common Shares shall not apply (i) to the extent each such Shareholder is required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up.

(g)                                  Shareholders may deliver written notice (including via email in accordance with Section 9(m)) (an “Opt-Out Notice”) to the Issuer requesting that such Shareholder not receive notices from the Issuer otherwise required by this Section 5; provided, however, that such

Shareholder may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from such Shareholder (unless subsequently revoked), (i) the Issuer shall not deliver any such notices to such Shareholder and such Shareholder shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to such Shareholder’s intended use of an effective Registration Statement, such Shareholder will notify the Issuer in writing at least two (2) business days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 5(g)) and the related suspension period remains in effect, the Issuer will so notify such Shareholder, within one (1) business day of such Shareholder’s notification to the Issuer, by delivering to such Shareholder a copy of such previous notice of Suspension Event, and thereafter will provide such Shareholder with the related notice of the conclusion of such Suspension Event immediately upon its availability.

(h)                                 Prior to any public offering of the Acquired Common Shares, the Underlying Common Shares, the Acquired Preference Shares and the Acquired Warrants by the Shareholders pursuant to the Registration Statement, the Issuer shall use its commercially reasonable efforts to register or qualify (or seek an exemption from registration or qualification) or cooperate with the Shareholders and their counsel in connection with the registration or qualification of such securities for offer and sale under the securities laws of such jurisdictions as such counsel reasonably requests in writing on behalf of the Shareholders and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of such securities; provided, however, that the Issuer will not be required to qualify to do business or to qualify as a dealer in securities in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

(i)                                     Shelf Underwritten Offering Procedures.  In connection with any Shelf Underwritten Offering, the following provisions shall apply:

(i)                                     Certificates.  The Issuer shall cooperate with each Shareholder to facilitate the timely, in the case of beneficial interests in Registrable Securities held through a depositary, transfer of such equivalent Registrable Securities with an unrestricted CUSIP, or, in the case of certificated shares, preparation and delivery of certificates representing Registrable Securities to be sold pursuant to such Registration Statement free of any restrictive legends and registered in such names as such Shareholder may request in writing prior to sales of Registrable Securities pursuant to the Registration Statement.

(ii)                                  Agreements.  The Issuer shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as the Shareholders that hold a majority of the Registrable Securities being sold or the managing underwriters shall reasonably request in order to facilitate the disposition of Registrable Securities pursuant to the Registration Statement.

(iii)                               Legal Opinion; Certificates; Comfort Letter.  The Issuer, if requested by the managing underwriters in connection with the Shelf Underwritten Offering, shall cause (i) its counsel to deliver an opinion relating to the Registration Statement and the Registrable Securities, in customary form (and covering such matters of the type customarily covered by legal opinions of such nature) addressed to the managing underwriters, and dated the effective date of the closing of the Shelf Underwritten Offering; (ii) its officers to execute and deliver all customary documents and certificates; and (iii) its independent public accountants to provide a  “comfort” letter in customary form (and covering such matters of the type customarily covered by a “ comfort” letter).

(iv)                              Listing.  The Issuer shall use its commercially reasonable efforts to cause the Registrable Securities covered by the Registration Statement to be listed on each securities exchange, if any, on which the Common Shares are then listed.

(v)                                 Due Diligence.  For a reasonable period prior to the completion of the Shelf Underwritten Offering, the Issuer shall make available for inspection by any Shareholder or underwriter participating in any disposition pursuant to the Shelf Underwritten Offering, and any attorney, accountant or other agent retained by any such Shareholder or underwriter, all financial and other information and books and records, pertinent corporate documents and properties of the Issuer, and cause the Issuer’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such Shareholder, underwriter, attorney, accountant or agent in connection with the Shelf Underwritten Offering, as will be reasonably necessary in the judgment of such persons, to conduct a reasonable investigation within the meaning of the Securities Act; provided, however, that if requested by the Issuer, each Shareholder will enter into a confidentiality agreement with the Issuer prior to participating in the preparation of the prospectus supplement relating to the Shelf Underwritten Offering or the Issuer’s release or disclosure of confidential information to such Shareholder.

(vi)                              Participation.  No Shareholder may participate in any Shelf Underwritten Offering unless such Shareholder agrees to sell such Shareholder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Shareholders entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s); provided that no Shareholder will be required to sell more than the number of Registrable Securities that such Shareholder has requested the Issuer to include in any Take-Down Notice).

(vii)                           Other Approvals.  The Issuer shall use its commercially reasonable efforts to obtain all other approvals, consents, exemptions or authorizations from such governmental agencies or authorities as may be necessary to enable the Shareholders and underwriters to consummate the disposition of the Registrable Securities.

(viii)                        FINRA.  The Issuer shall cooperate with each Shareholder and each underwriter participating in the disposition of such Registrable Securities and underwriters’ counsel in connection with any filings required to be made with FINRA.

(ix)                              Road Show.  If the Shelf Underwritten Offering is expected to generate gross proceeds in excess of $75,000,000, the Issuer shall cause the appropriate officers as are requested by a managing underwriter to participate in a “road show” or similar marketing effort being conducted by such underwriter with respect to the Shelf Underwritten Offering.

(x)                                 Other Actions.  The Issuer shall use its commercially reasonable efforts to take all other actions necessary to effect the Shelf Underwritten Offering contemplated hereby.  As a condition precedent to any Shelf Underwritten Offering, the Issuer may require each Shareholder as to which the Shelf Underwritten Offering is being effected to furnish to the Issuer such information regarding the distribution of such Registrable Securities and such other information relating to such Shareholder, its ownership of Registrable Securities and other matters as the Issuer may from time to time reasonably request in writing. Each such Shareholder agrees to furnish such information to the Issuer and to cooperate with the Company as reasonably necessary to enable the Issuer to comply with the provisions of this Agreement.

(xi)                              Free Writing Prospectuses.  Each Shareholder agrees that, unless it obtains the prior consent of the Issuer and any managing underwriter, it will not make any offer relating to the Registrable Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act (an “Issuer Free Writing Prospectus”), or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act, required to be filed with the Commission.

(j)                                    Registration Expenses.  As between the Company and the Shareholders, the Shareholders shall bear all fees and expenses (including underwriting discounts and commissions) incurred in connection with their participation in the Shelf Underwritten Offering.

(k)                                 Indemnification.

(i)                                     Indemnification by the Issuer.  The Issuer shall, notwithstanding termination of this Agreement, indemnify and hold harmless to the full extent permitted by applicable law, each of the Shareholders named in any Registration Statement filed pursuant to this Agreement and the officers and directors of such Shareholders and each person, if any, who controls such Shareholders within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Shareholder or such other Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any preliminary, final or summary prospectus contained therein or furnished by the Issuer to any such Shareholder, or any Issuer Free Writing Prospectus related to such registration, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and, in any such case, the Issuer shall promptly reimburse, upon receipt of reasonably detailed invoices therefor, such Shareholder for any legal or other out-of-pocket expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Issuer shall not be required to indemnify any such person pursuant to this Section 5(k)(i) to the extent that any such loss, claim, damage or liability (or actions in respect thereof) arises out of or is based upon (a) fraud or dishonesty or an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, or preliminary, final or summary prospectus, or Issuer Free Writing Prospectus, or amendment or supplement thereto, that was furnished in writing to the Issuer by such person expressly for inclusion in the Registration Statement, or preliminary, final or summary prospectus, or Issuer Free Writing Prospectus, or amendment or supplement thereto, or (b) the use by any such person of a prospectus in violation of any stop order or other suspension of the Registration Statement of which the Issuer made the Shareholder or other holder of Registrable Securities aware.

(ii)                                  Indemnification by Shareholders.  Each Shareholder of Acquired Common Shares, Acquired Preference Shares, Acquired Warrants or Underlying Common Shares included in any Registration Statement filed pursuant to this Agreement shall, notwithstanding termination of this Agreement, severally and not jointly, (a) indemnify and hold harmless the Issuer, its officers and directors, each person, if any, who controls the Issuer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and all other Shareholders against any losses, claims, damages or liabilities to which the Issuer, its officers or directors, such controlling persons or such other Shareholders may become subject under the Securities Act, the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any preliminary, final or summary prospectus contained therein or furnished by the Issuer to any such Shareholder, or any Issuer Free Writing Prospectus related to such registration, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was furnished in writing to the Issuer by such Shareholder expressly for inclusion in the Registration Statement, or preliminary, final or summary prospectus, or Issuer Free Writing Prospectus, or amendment or supplement thereto, and (b) promptly reimburse, upon receipt of reasonably detailed invoices therefor, the Issuer for any legal or other out-of-pocket expenses reasonably incurred by the Issuer in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Shareholder shall be required to undertake liability to any Person under this Section 5(k)(ii) for any amounts in excess of the dollar amount of the net proceeds actually received by such Shareholder from the sale of such Shareholder’s Registrable Securities pursuant to such Registration Statement and such undertaking shall be several, not joint and several, among such Shareholders.

(iii)                               Indemnification Procedures.  Promptly after receipt by an indemnified party under Section 5(k)(i) or 5(k)(ii) of written notice of the commencement of any action or threat thereof, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 5(k), promptly notify such indemnifying party in writing of the commencement of such action or threat; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party unless and to the extent such indemnifying party is materially prejudiced by such failure.  In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation; provided, that if any indemnified party shall have reasonably concluded, with the advice of outside counsel, that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party without such indemnified party’s prior written consent (but, without such consent, shall have the right to participate therein with counsel of its choice) and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for that portion of the fees and expenses of any one counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity provided hereunder.  If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim.  Such indemnifying party shall not enter into any settlement with a party unless such settlement (a) includes an unconditional release of each indemnified party with respect to any and all claims against each indemnified party and (b) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party or commit any indemnified party to take or refrain from taking any action.  An indemnified party shall not enter into any settlement without the consent of the indemnifying party, which consent shall not be unreasonably withheld or delayed.

(iv)                              Contribution if Indemnification Against Public Policy.  The Issuer and each Shareholder agrees that, if for any reason the indemnification provisions contemplated by Section 5(k)(i) or 5(k)(ii) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 5(k)(iv) were determined by pro rata allocation (even if the Shareholders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5(k)(iv).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any documented legal or other fees or out-of-pocket expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the foregoing, the liability of any Shareholder hereunder this Section 5(k)(iv) shall be limited to the amount of net proceeds received by such Shareholder in the offering giving rise to such liability, less any amounts paid pursuant to Section 5(k)(ii).  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Shareholders’ obligations in this Section 5(k)(iv) to contribute shall be several in proportion to the principal amount of Registrable Securities registered by them severally and not jointly.

(v)                                 Obligations Not Exclusive.  The obligations of the Shareholders contemplated by this Section 5(k) shall be in addition to any liability which the respective Shareholder may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Issuer and to each person, if any, who controls the Issuer within the meaning of the Securities Act.

6.                                      Agreements with Respect to Tax Matters.

(a)                                 For so long as Subscriber holds at least 25% of the Acquired Preference Shares, (i) the Issuer will, not more frequently than once a year, determine whether it reasonably believes that it is a passive foreign company (a “PFIC”) as defined in Section 1297 of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to the preceding taxable year and will notify Subscriber of its determination within 30 days of being requested to do so, (ii) the Issuer shall use commercially reasonable efforts to provide Subscriber all information and documents that are reasonably requested and required for Subscriber or any of its underlying holders to make and maintain a qualified electing fund election pursuant to Section 1295 of the Code with respect to the Issuer and any PFIC in which the Issuer holds a direct or indirect controlling interest as soon as reasonably practicable following any request for such information by the Subscriber and (iii) the Issuer will not make an election to be treated as other than a corporation for U.S. federal income tax purposes.

(b)                                 The Issuer shall use commercially reasonable efforts to provide Subscriber with any information reasonably accessible to the Issuer that is reasonably requested by Subscriber for purposes of filing Subscriber’s or its direct or indirect equity holders’ U.S. federal, state and local tax returns (including any refund claims) within 30 days of being requested to do so by Subscriber. The Issuer and Subscriber shall use commercially reasonable efforts to provide at the request of the other any information in its possession that is reasonably requested by U.S. federal, state, local or non-U.S. tax purposes. Subscriber shall use commercially reasonable efforts to provide the Issuer information with respect to its direct, indirect and constructive owners of its equity that is reasonably accessible to Subscriber that Subscriber is not prohibited from providing (provided that, if Subscriber is prohibited from providing the information, Subscriber shall use commercially reasonable efforts to separate such information that it is not prohibited from providing or provide the information in a way that does not violate the prohibition), and is reasonably requested by the Issuer for purposes of its tax affairs (including for purposes of complying with the Foreign Account Tax Compliance Act, the Common Reporting Standard and other information reporting requirements and determining the status of the Issuer as a controlled foreign corporation).

7.                                      Confidentiality.  For the purposes of this Section 7, “Confidential Information” means information delivered to Subscriber by or on behalf of the Issuer in connection with the transactions contemplated by or otherwise pursuant to this Subscription Agreement, provided that such term does not include information that (a) was publicly known or otherwise known to Subscriber prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by Subscriber or any person acting on Subscriber’s behalf, or (c) otherwise becomes known to Subscriber other than through disclosure by the Issuer or any of its subsidiaries or from a person who is known by Subscriber to be bound by a confidentiality agreement or other obligation not to transmit such information to Subscriber.  Subscriber will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by Subscriber in good faith to protect confidential information of third parties delivered to Subscriber, provided that Subscriber may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by the Acquired Securities), (ii) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with this Section 7, (iii) any federal or state regulatory authority having jurisdiction over Subscriber, or (iv) any other person to which such delivery or disclosure may be necessary or appropriate (x) to effect compliance with any law, rule, regulation or order applicable to Subscriber, (y) in response to any subpoena or other legal process or (z) in connection with any litigation to which Subscriber is a party.  Each permitted transferee of Subscriber will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 7 as though it were named as Subscriber in this Subscription Agreement. Neither Subscriber nor any of its permitted transferees shall transact in any Acquired Securities or Underlying Common Shares while in possession of material non-public information involving the Issuer.

8.                                      Termination; Survival.  Except for Section 9, which shall survive any termination hereunder, this Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) such date and time as the Merger Agreement is terminated in accordance with its terms, (b) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement, (c) if any of the conditions to Closing set forth in Section 2 of this Subscription Agreement are not satisfied on or prior to the Closing and, as a result thereof, the transactions contemplated by this Subscription Agreement are not consummated at the Closing or (d) if the Merger has not been consummated by November 30, 2018; provided, that nothing herein shall relieve any party from liability for any willful breach hereof prior to the time of termination, and each party shall be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach.  The Issuer shall promptly notify Subscriber of the termination of the Merger Agreement promptly after the termination thereof.  All the representations, warranties and agreements made by each party hereto, including the agreements set forth in Sections 5, shall survive the Closing.

9.                                      Miscellaneous.

(a)                                 Subscriber acknowledges that the Issuer and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement.  Prior to the Closing, Subscriber agrees to promptly notify the Issuer if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate in all material respects.

(b)                                 Each of the Issuer and Subscriber is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

(c)                                  Each of the Issuer and Subscriber acknowledges and agrees that the Placement Agents shall be entitled to rely on their respective representations and warranties contained in Section 3 and Section 4, respectively, of this Subscription Agreement as if such representations and warranties were being made to the Placement Agents.  Subscriber acknowledges that it is not relying on the Placement Agents or their respective affiliates with respect to (i) the legal, tax, economic and related considerations of an investment in the Acquired Securities and Underlying Common Shares, (ii) the accuracy or completeness of any documents or materials provided by the Issuer to Subscriber, or (iii) Subscriber’s decision to subscribe for and purchase the Acquired Securities.

(d)                                 Neither this Subscription Agreement nor any rights that may accrue to Subscriber hereunder (other than the Acquired Securities and Underlying Common Shares acquired hereunder, if any, and the rights set forth in Section 5, which may be transferred to any transferee of Acquired Securities or Underlying Common Shares) may be transferred or assigned; provided that the rights and obligations herein may be assigned by Subscriber to any Affiliate of Subscriber.

(e)                                  The Issuer may request from Subscriber such additional information as the Issuer may deem necessary to evaluate the eligibility of Subscriber to acquire the Acquired Securities and Underlying Common Shares, and Subscriber shall provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures.

(f)                                   This Subscription Agreement may not be modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such modification, waiver, or termination is sought.

(g)                                  This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

(h)                                 Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

(i)                                     If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(j)                                    This Subscription Agreement may be executed in two (2) or more counterparts (including by electronic means), all of which shall be considered one and the same agreement and shall become effective when signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

(k)                                 Subscriber shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein; provided that Issuer shall pay the reasonable and documented out-of-pocket fees and expenses of Subscriber (including the reasonable and documented fees of one counsel to Subscriber and each other purchaser of Preference Shares in an amount up to $100,000) or, in the event that the stockholders of Easterly do not approve the Merger, all reasonable and documented out-of-pocket expenses of Subscriber, in each case incurred in connection with this Subscription Agreement and the transactions contemplated herein.

(l)                                     Neither the Issuer nor CMIG International has entered into any agreements or side letters with any purchaser of Preference Shares or any of their respective Affiliates with respect to the matters contemplated hereby, other than subscription agreements in substantially the form hereof, the Certificate of Designation, the Warrant and the Shareholders Agreement. No other purchaser of Preference Shares will be given more favorable terms with respect to the matters contemplated hereby than the terms set forth herein.

(m)                             Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed, telecopied, sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (a) when so delivered personally, (b) upon receipt of an appropriate electronic answerback or confirmation when so delivered by telecopy (to such number specified below or another number or numbers as such person may subsequently designate by notice given hereunder), (c) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (d) five (5) business days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(i)                                     if to Subscriber, to such address or addresses set forth on the signature page hereto;

(ii)                                  if to the Issuer, to:

Sirius International Insurance Group, Ltd.

14 Wesley Street, 5th Floor

Hamilton HM11 Bermuda

Attention: Gene Boxer

Email:            Gene.Boxer@siriusgroup.com

with a copy to (which shall not constitute notice to the Issuer):

Sidley Austin LLP
One South Dearborn
Chicago, Illinois 60603

Attention: Sean Keyvan
Email: skeyvan@sidley.com

(n)                                 NOTWITHSTANDING THE PLACE WHERE THIS SUBSCRIPTION AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO AGREEMENTS AMONG NEW YORK RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION. Any and all suits, legal actions or proceedings arising out of this Subscription Agreement shall be brought in the courts of the State of New York or the United States District Court for the Southern District of New York and each party to this Subscription Agreement hereby submits to and accepts the exclusive jurisdiction of such courts for the purpose of such suits, legal actions or proceedings. In any such suit, legal action or proceeding, each party to this Subscription Agreement waives personal service of any summons, complaint or other process and agrees that service thereof may be made by certified or registered mail directed to it pursuant to Section 9(m). To the fullest extent permitted by law, each party hereto hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue or any such suit, legal action or proceeding in any such court and hereby further waives any claim that any such suit, legal action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO (ON BEHALF OF ITSELF AND ITS SUBSIDIARIES) HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(o)                                 As used herein, “business day” means a day that is a Monday, Tuesday, Wednesday, Thursday or Friday and is not a day on which banking institutions in New York City, New York, or Bermuda generally are authorized or obligated by law or executive order to close; and “Affiliate” means, with respect to any person, any other person who, directly or indirectly, controls, is controlled by, or is under common control with such person.

[Signature pages follow.]

IN WITNESS WHEREOF, each of the Issuer and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

SIRIUS INTERNATIONAL INSURANCE GROUP, LTD.

By:
Name:
Title:

Date: [•], 2018

Signature Page to

Subscription Agreement

SUBSCRIBER:

Signature of Subscriber:	Signature of Joint Subscriber, if applicable:

By:	By:
Name:	Name:
Title:	Title:

Date: [•], 2018

Name of Subscriber:	Name of Joint Subscriber, if applicable:

(Please print. Please indicate name and capacity of person signing above)	(Please Print. Please indicate name and capacity of person signing above)

Name in which securities are to be registered (if different)

Email Address:

If there are joint investors, please check one:

☐ Joint Tenants with Rights of Survivorship

☐ Tenants-in-Common

☐ Community Property

Subscriber’s EIN:	Joint Subscriber’s EIN:

Business Address-Street:	Mailing Address-Street (if different):

City, State, Zip:	City, State, Zip (if different):

Attn:	Attn:

Telephone No.:	Telephone No.:

Facsimile No.:	Facsimile No.:

Aggregate Number of Acquired Common Shares subscribed for:

Aggregate Number of Acquired Preference Shares subscribed for:

Aggregate Number of Acquired Warrants subscribed for:

Signature Page to

Subscription Agreement

You must pay the Aggregate Purchase Price by wire transfer of United States dollars in immediately available funds to the account specified by the Issuer in the Closing Notice.

Accepted and agreed,

SIRIUS INTERNATIONAL INSURANCE GROUP, LTD.

By:
Name:
Title:

Signature of Subscriber:

[ ]

By:
Name:
Title:

Signature Page to

Subscription Agreement

SCHEDULE A
ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

A.                                    QUALIFIED INSTITUTIONAL BUYER STATUS
(Please check the applicable subparagraphs):

1.                                      ☐  We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (a “QIB”)).

2.                                      ☐  We are subscribing for the Acquired Securities as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.

*** OR ***

B.                                    INSTITUTIONAL ACCREDITED INVESTOR STATUS
(Please check the applicable subparagraphs):

1.                                      ☐  We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an “accredited investor.”

2.                                      ☐  We are not a natural person.

*** AND ***

C.                                    AFFILIATE STATUS
(Please check the applicable box)

SUBSCRIBER:

☐                                    is:

☐                                    is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Issuer or acting on behalf of an affiliate of the Issuer.

This page should be completed by Subscriber
and constitutes a part of the Subscription Agreement.

Schedule A - 1

Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person.  Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an “accredited investor.”

☐  Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a) (5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

☐  Any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934;

☐  Any insurance company as defined in section 2(a)(13) of the Securities Act;

☐  Any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act;

☐  Any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;

☐  Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐  Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐  Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

☐  Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; or

☐  Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in § 230.506(b)(2)(ii).

Schedule A - 2